United States
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 27, 2009

FNB BANCORP
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          On March 27, 2009, the registrant announced that its Board of Directors has declared a quarterly cash dividend of fifteen cents per share on the Company’s Common Stock totaling approximately $454,562.70. The dividend is payable to shareholders of record as of April 30, 2009, payable on May 15, 2009.

          A copy of the News Release issued by the registrant on March 27, 2009, is attached to this report as Exhibit 99.72 and is incorporated here by reference.

Item 9.01. Financial Statements and Exhibits.

          (c) Exhibits

99.72	News Release dated March 27, 2009, announcing a cash dividend payable on May 15, 2009

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: March 27, 2009.	By:	/s/ Dave A. Curtis

Dave A. Curtis
Senior Vice President and
Chief Financial Officer